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                                                              EXHIBIT-99.906CERT

                 COMPASS GOVERNMENT SECURITIES VARIABLE ACCOUNT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

   I, Richard M. Hisey, certify that, to my knowledge:

   1. The Form N-CSR (the "Report") of Compass Government Securities Variable Account (the "Registrant") fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: February 23, 2004                 RICHARD M. HISEY
      ---------------------------       ---------------------------------------
                                        Richard M. Hisey
                                        Treasurer (Principal Financial Officer
                                        and Accounting Officer)


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

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                 COMPASS GOVERNMENT SECURITIES VARIABLE ACCOUNT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

   I, Robert J. Manning, certify that, to my knowledge:

   1. The Form N-CSR (the "Report") of Compass Government Securities Variable Account (the "Registrant") fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  February 23, 2004                ROBERT J. MANNING
       --------------------------       ---------------------------------------
                                        Robert J. Manning
                                        President (Principal Executive Officer)


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.